Exhibit 10.3

AMENDMENT NO. 9

Amendment No. 9 (this “Amendment”), dated as of March 26, 2010, among FH Partners LLC, a Texas limited liability company (the “Borrower”) and the financial institutions (each a “Lender” and collectively, the “Lenders”) party to that certain Revolving Credit Agreement, dated as of August 26, 2005 (as heretofore amended or otherwise modified, the “Loan Agreement”), among the Borrower, the Lenders and Bank of Scotland plc, as Agent for the Lenders (the “Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower and the Lenders have agreed to extend the maturity date of the Loan Agreement; and

WHEREAS, the Lenders and the Borrower desire to confirm the foregoing on and subject to the terms hereof;

NOW THEREFORE, it is agreed:

1.                                       Definitions. All the capitalized terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise defined in the recitals to this Amendment.

2.                                       Effect of Amendment.  As used in the Loan Agreement (including all Exhibits thereto), the Notes and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Closing Date, any reference to the Loan Agreement shall mean the Loan Agreement as amended hereby.

3.                                       Amendment.  Annex 1 to the Loan Agreement is hereby amended by restating in its entirety the definition of “Maturity Date” therein to read as follows:

“Maturity Date” shall mean April 1, 2011.

4.                                       Representations.  To induce the Lenders to execute this Amendment, the Borrower hereby represents and warrants to the Lenders (which representations and warranties are made as of the date hereof and as of the Amendment Closing Date) and agrees for the benefit of the Lenders (which representations, warranties and agreements shall survive the execution, delivery and effectiveness of this Amendment) as follows:

(a)                                  No Default or Event of Default exists nor, after giving effect to the consents contained herein, will any Default or Event of Default arise.

(b)                                 Each representation and warranty made by the Borrower in the Loan Documents is true and correct.

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(c)                                  The execution and delivery of this Amendment by the Borrower and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action.

(d)                                 This Amendment is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(e)                                  No Material Adverse Change has occurred since August 26, 2005.

5.                                       Effectiveness.  This Amendment shall become effective as of the date hereof when each of the following conditions (the first date on which all such conditions have been so satisfied (or waived) is herein referred to as the “Amendment Closing Date”) has been fulfilled to the satisfaction of the Agent (or waived by the Agent in its sole discretion).

(a)                                  Signed Copies.  The Borrower, the Lenders and the Agent shall have executed a copy hereof and delivered the same to the Agent at 1095 Avenue of the Americas, New York, New York 10036 (Attention:  Loan Administration) or such other place directed by the Agent.

(b)                                 No Change.  On the Amendment Closing Date, both before and after giving effect to the transactions contemplated by this Amendment to be effective on the Amendment Closing Date, no Material Adverse Change shall have occurred since August 26, 2005.

(c)                                  Guarantor’s Consent.  Each Guarantor shall have executed a confirming consent, substantially in the form attached hereto as Annex A or otherwise satisfactory to the Agent (a “Confirming Consent”), and delivered the same to the Agent at 1095 Avenue of the Americas, New York, New York 10036 (Attention:  Loan Administration) or such other place directed by the Agent.

(d)                                 No Defaults.  No Default or Event of Default shall exist.

(e)                                  Accuracy of Representations.  Each representation and warranty made by the Borrower, each Primary Obligor, each Portfolio Entity, each Related Entity and each other Loan Party in the Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Closing Date with the same effect as though made at and as of such date (except for those that specifically speak as of a prior date).

(f)                                    Amendment Fee.  The Borrower shall have paid to the Lenders an amendment fee in the amount of $127,121.

6.             Limited Nature of Amendments.  The amendment set forth herein is limited precisely as written and shall not be deemed to prejudice any right or rights which any of the Lenders or the Agent may now have or may have in the future under or in connection with the Loan Agreement, or any of the other Loan Documents.  Except as expressly amended hereby, the terms and provisions of the Loan Agreement and all other Loan Documents shall remain in full force and effect.

7.                                       Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

8.                                       Entire Agreement. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

9.                                       Jurisdiction, Waiver of Jury Trial.  THE BORROWER HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT OR ANY LENDER MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, THE BORROWER ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, UNLESS WAIVED IN WRITING BY THE AGENT AND THE MAJORITY LENDERS.  EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER, ANY AFFILIATE OF THE BORROWER, THE AGENT OR ANY LENDER.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDER ENTERING INTO THIS AMENDMENT.

10.                                 Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same agreement.  Telecopied signatures hereto and to the Confirming Consent shall be of the same force and effect as an original of a manually signed copy.

11.                                 Headings.  The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first shown.

BANK OF SCOTLAND PLC, acting through its New York branch as Agent and as a Lender

By:
Name:
Title:

FH PARTNERS LLC

By:
Name: James C. Holmes
Title: Senior Vice President

[Signature Page to Amendment No. 9]

Annex A

CONFIRMING CONSENT

Reference is hereby made to the foregoing Amendment No. 9 (the “Amendment”) to the Revolving Credit Agreement dated as of March 26, 2010 among the Borrower, the Lenders and the Agent (said agreement, as from time to time amended or otherwise modified, the “Agreement”).

Each Guarantor hereby consents to the terms and provisions of the Amendment and confirms and acknowledges that:

(a)                                  its obligations under the Loan Documents to which it is a party remain in full force and effect; and

(b)                                 its consent and acknowledgement hereunder is not required under the terms of such Loan Documents and any failure to obtain its consent or acknowledgment in connection herewith or with any subsequent consent, waiver or amendment to the Agreement or any of the other Loan Documents will not affect the validity of its obligations under the aforesaid Loan Documents or any other Loan Document, and this consent and acknowledgement is being delivered for purposes of form only.

Capitalized terms used herein and not otherwise defined have the same meanings as in the Agreement. This Consent is dated as of the Amendment Closing Date (as defined in the Amendment).

FIRSTCITY COMMERCIAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FC CAPITAL CORP.

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY CONSUMER LENDING CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY EUROPE CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION OF MINNESOTA

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY INTERNATIONAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY MEXICO, INC.

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY SERVICING CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

[Signature Page to Confirming Consent to Amendment No. 9]

BOSQUE ASSET CORP.

By:
Name: James C. Holmes
Title: Executive Vice President

BOSQUE LEASING, L.P.

By:
Name: James C. Holmes
Title: Executive Vice President

BOSQUE LEASING GP CORP.

By:
Name: James C. Holmes
Title: Executive Vice President

[Signature Page to Confirming Consent to Amendment No. 9]